UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 5, 2008

US BIODEFENSE, INC.

(Exact name of registrant as specified in its charter)

Utah	000-31431	33-0052057
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

300 State Street East, Suite 226, Oldsmar, Florida		34677
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code        (727) 417-7807

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective May 5, 2008, we appointed Scott McBride and David Rasmussen as directors of our company. The appointment of Mr. McBride and Mr. Rasmussen fills two vacancies on our Board of Directors.

Mr. Rasmussen serves as the Chief Operation Officer and a director to FTS Group, Inc. Mr. Rasmussen also serves as the Chief Executive Officer of FTS Group’s wholly-owned subsidiary, See World Satellites, Inc. Prior to joining FTS Group in February 2002, Mr. Rasmussen was employed with ERC, Inc., a subsidiary of General Electric as an IT project Manager. In that position, he was charged with providing IT solutions that enable business to drive core processes and grow profitable relationships. Mr. Rasmussen received a Bachelor's degree in Computer Technology from Rockhurst University in Kansas City, Missouri. Mr. Rasmussen was in the United States Air Force and Reserves for eight years as a communications specialist.

Mr. McBride has served as a Senior Loan Officer at Commerce Bank in New Jersey since March 2006. From February 2002 until joining Commerce Bank, Mr. McBride was a member of the Board of Directors of FTS Group, Inc. Mr. McBride also served as the President of FTS Wireless, Inc., a wholly-owned subsidiary of FTS Group. Prior to joining FTS Group, Mr. McBride was a Security Information Technology (SIT) Consultant, providing services to companies and law enforcement agencies in the SIT industry. Mr. McBride has also served as team technology leader for Datek Online Brokerage Services and as a partner in a real estate development firm. Mr. McBride earned his Bachelor of Arts in Political and Environmental Science from Western State College and his Masters in Teaching from Monmouth University.

This report may contain forward-looking statements that involve risks and uncertainties. You should not place undue reliance on these forward-looking statements. Our actual results could differ materially from those anticipated in the forward-looking statements for many reasons, including the risks described in our Form 10-KSB and other reports we file with the Securities and Exchange Commission. Although management believes the expectations reflected in the forward-looking statements are reasonable, they relate only to events as of the date on which the statements are made. We do not intend to update any of the forward-looking statements after the date of this document to conform these statements to actual results or to changes in its expectations, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

US Biodefense, Inc.
(Registrant)

Date: May 9, 2008	/s/ Scott Gallagher
Chief Executive Officer and
Chairman of the Board of Directors